Exhibit 10.1

July 25, 2013

Administrative Agent and Lenders under
that certain Credit Agreement described below
c/o: Bank of America, N.A.,
as Administrative Agent
100 Federal Street
Boston, Massachusetts 02110

Re:	Extension of Time for Delivery of 2012 Audited Financial Statements

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of April 29, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not defined herein shall have the meanings specified in the Credit Agreement) among Barnes & Noble Inc., a Delaware corporation (the “Lead Borrower”), the other Persons party thereto as borrowers (collectively, together with the Lead Borrower, the “Borrowers”), Bank of America, N.A., as administrative agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), and each of the financial institutions party thereto from time to time as Lenders (collectively, the “Lenders”) and/or agents.

The Lead Borrower has notified the Administrative Agent and the Lenders that it may need, and hereby requests that the Required Lenders consent to, an extension of no more than sixty (60) days after the date specified in the Credit Agreement for the delivery of annual financial statements for the fiscal year ending April 27, 2013 in accordance with Section 6.01(a) of the Credit Agreement and the related Compliance Certificate in accordance with Section 6.02(a) of the Credit Agreement (collectively, the “2013 Annual Reporting Deliverables”).

By executing and delivering this consent letter, the Administrative Agent and each undersigned Lender hereby agrees that, effective upon the Consent Effective Date (as defined below), the undersigned Required Lenders hereby (a) consent to delay of the delivery of the 2013 Annual Reporting Deliverables until the earlier of (i) September 24, 2013 and (ii) the date on which such financials are filed with the SEC (such earlier date, the “Extended Delivery Deadline”), and (b) agree that any delivery of the 2013 Annual Reporting Deliverables after the date specified in the Credit Agreement but on or before the Extended Delivery Deadline shall not result in, or be deemed to give rise to, an Event of Default.  The Lenders (x) further acknowledge and agree that the Company will not be able to deliver (or file with the SEC) the quarterly financial statements for the period ending July 27, 2013, until it has first delivered the 2013 Annual Reporting Deliverables and filed the 2013 annual financial statements included therein with the SEC, and (y) hereby waive any Default arising therefrom solely to the extent any such delayed filing of such quarterly financials results from the permitted delay in filing the annual financials.

Please acknowledge your consent to the matters set forth herein upon the terms and conditions set forth herein and otherwise in accordance with the Credit Agreement by executing and returning this consent letter at your earliest convenience.  The forgoing consent shall become effective, so long as no Default or Event of Default has occurred and is continuing (other than as a result of the failure to timely deliver the 2013 Annual Reporting Deliverables), on the date (the “Consent Effective Date”) that the following conditions have been satisfied: (a) the Administrative Agent shall have received executed signature pages hereto from the Loan Parties, the Agents and the Required Lenders, and (b) the Borrowers have paid to the Administrative Agent, for the ratable benefit of the Lenders party hereto (the “Consenting Lenders”), a consent fee equal to 0.025% of the aggregate Commitments of the Consenting Lenders (the “Initial Consent Fee”); provided, that the Initial Consent Fee shall be fully earned upon the delivery by the Administrative Agent to the Borrower of the executed signature pages of at least the Required Lenders, and thereafter shall be immediately due and payable regardless of whether any other conditions to the effectiveness of this consent letter are satisfied.

The Lead Borrower further agrees, on behalf of the Borrowers and for the benefit of the Consenting Lenders, that if the 2013 Annual Reporting Deliverables are not delivered on or before August 25, 2013, the Borrowers immediately shall pay to the Administrative Agent, for the ratable benefit of the Consenting Lenders, an additional consent fee equal to 0.050% of the aggregate Commitments of the Consenting Lenders.

Except as expressly provided with respect to the consent requested in this consent letter, the Credit Agreement and each of the Schedules and Exhibits and other Loan Documents related thereto shall remain in full force and effect and the Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed in all respects.  No delay or omission by the Administrative Agent or Lenders in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or any acquiescence therein, and no single, periodic or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Credit Agreement, the other Loan Documents or otherwise.  This consent letter is a Loan Document.  It may be executed in counterparts which, taken together, shall constitute an original.  Delivery of an executed counterpart of this consent letter by telecopier, PDF copy, facsimile or other electronic means shall be effective as delivery of a manually executed counterpart thereof.

THIS CONSENT LETTER SHALL BE GOVERNED BY, AND CONSTRUCTED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

2

BORROWERS:
BARNES & NOBLE, INC.
BARNES & NOBLE BOOKSELLERS, INC.
BARNES & NOBLE INTERNATIONAL LLC
BARNES & NOBLE MARKETING SERVICES
CORP.
BARNES & NOBLE MARKETING SERVICES LLC
BARNES & NOBLE PURCHASING, INC.
BARNES & NOBLE SERVICES, INC.
BARNESANDNOBLE.COM LLC
STERLING PUBLISHING CO., INC.
BARNES & NOBLE COLLEGE BOOKSELLERS,
LLC
NOOK MEDIA INC.
NOOK MEDIA LLC

By:	/s/ Thomas D. Donohue
Name:	Thomas D. Donohue
Title:	Vice President, Treasurer

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

BANK OF AMERICA, N.A.,
as Administrative Agent and as Collateral Agent

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Senior Vice President

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

BANK OF AMERICA, N.A.,
as a Lender, LC Issuer and Swing Line Lender

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Senior Vice President

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

Institution:  CAPITALSOURCE BANK

By:	/s/ Robert Dailey
Name:	Robert Dailey
Title:	Senior Vice President

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

Institution:  CIT BANK

By:	/s/ Renee M. Singer
Name:	Renee M. Singer
Title:	Managing Director

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

Institution:  COLE TAYLOR BANK

By:	/s/ Richard A. Simons
Name:	Richard A. Simons
Title:	Vice President

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

Institution:  CAPITAL ONE LEVERAGE FINANCE CORP.

By:	/s/ Julianne Low
Name:	Julianne Low
Title:	Vice President

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

Institution:  COMPASS BANK

By:	/s/ Michael Sheff
Name:	Michael Sheff
Title:	Senior Vice President

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

Institution:  GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Peter F. Crispino
Name:	Peter F. Crispino
Title:	Duly Authorized Signatory

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

Institution:  JPMORGAN CHASE BANK, N.A.

By:	/s/ Jennifer Heard
Name:	Jennifer Heard
Title:	Authorized Officer

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

Institution:  PNC BANK, N.A.

By:	/s/ Thanwantie Somar
Name:	Thanwantie Somar
Title:	AVP

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

Institution:  RBS BUSINESS CAPITAL, a division of RBS ASSET FINANCE, INC.

By:	/s/ Francis Garvin
Name:	Francis Garvin
Title:	Senior Vice President

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

Institution:  REGIONS BANK

By:	/s/ Louis Alexander
Name:	Louis Alexander
Title:	Attorney in Fact

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

Institution:  Siemens Financial Services, Inc.

By:	/s/ Sharon Prusakempli
Name:	Sharon Prusakempli
Title:	Vice President

Institution:  Siemens Financial Services, Inc.

By:	/s/ John Finoize
Name:	John Finoize
Title:	Vice President

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

Institution:  SunTrust Bank

By:	/s/ Nigel Fabien
Name:	Nigel Fabien
Title:	Vice President

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

Institution:  TD BANK, N.A.
As Lender

By:	/s/ Edmundo Kahn
Name:	Edmundo Kahn
Title:	Vice President

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

Institution:  U.S. Bank National Association, as Lender

By:	/s/ Matthew Kasper
Name:	Matthew Kasper
Title:	Vice President

Consent Letter
Signature Page

ACKNOWLEDGED AND AGREED:

Institution:  Wells Fargo Bank, N.A.

By:	/s/ Adam B. Davis
Name:	Adam B. Davis
Title:	Director

Consent Letter
Signature Page